UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 11, 2019

ECO-STIM ENERGY SOLUTIONS, INC.

 (Exact name of registrant as specified in its charter)

Nevada	31104	20-8203420
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2930 W. Sam Houston Pkwy N., Suite 275 Houston, TX (Address of principal executive offices)	77043 (Zip Code)

281-531-7200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2019, Mr. Timothy L. Reynolds resigned as a member of the Board of Directors (the “Board”) of Eco-Stim Energy Solutions, Inc. (the “Company”). Mr. Reynolds served on the Audit Committee and the Compensation Committee of the Board. Mr. Reynolds’ resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On February 11, 2019, Mr. Todd R. Snyder resigned as a member of the Board. Mr. Snyder served on the Nominating and Governance Committee of the Board. Mr. Snyder’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 13, 2019, the Company filed a Certificate of Change to the Company’s Amended and Restated Articles of Incorporation (the “Certificate”) with the Secretary of State of Nevada to effect a one-for-four reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.001 per share ( “Common Stock”), which will become effective at 12:01 a.m. Pacific Time on February 23, 2019 (the “Effective Date”). Upon effectiveness, each four shares of issued and outstanding Common Stock will be converted into one newly issued and outstanding share of Common Stock and the number of authorized shares of Common Stock will be reduced from 200 million to 50 million.

No fractional shares will be issued in connection with the Reverse Stock Split. Any fractional shares of Common Stock that would have otherwise resulted from the Reverse Stock Split will be converted into cash payments based on the closing price of the Common Stock as reported on the Pink Open Market of the OTC Markets Group the last trading day immediately prior to the Effective Date. Upon effectiveness of the Reverse Stock Split, the shares of Common Stock are expected to trade under the symbol “ESESD” for twenty trading days. After this time, the stock symbol is expected to revert back to “ESES.” The new CUSIP number for the Common Stock after the Effective Date will be 27888D408.

A copy of the Certificate is attached to this current report on Form 8-K as Exhibit 3.1, and the above summary is qualified in its entirety by reference to the full text of the Certificate.

Item 8.01 Other Events.

The Reverse Stock Split is being effected in contemplation of the deregistration of the Company’s Common Stock with the Securities and Exchange Commission. As a result of the Reverse Stock Split, the Company will have fewer than 300 stockholders of record and will therefore be eligible to terminate the registration of its Common Stock with the Securities and Exchange Commission (the “SEC”). The Company intends to file a Form 15 with the SEC to deregister its shares and suspend its obligation to file periodic reports under the Exchange Act. Upon the filing of the Form 15, the Company’s obligation to file periodic and current reports under the Exchange Act will be immediately suspended. Deregistration of the Company’s shares will be effective 90 days after filing of the Form 15. Upon deregistration of its shares, the Company’s obligation to comply with the requirements of the proxy rules and to file proxy statements under Section 14 of the Exchange Act will also be terminated. In addition, the Company will no longer be subject to the provisions of the Sarbanes-Oxley Act.

The Company will not be required to file periodic and current reports with the SEC in the future unless the Company subsequently files another registration statement under the Securities Act of 1933, as amended, or again has record holders of its common stock in excess of 300.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and information in this current report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” “offer to” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. All statements, other than statements of historical facts, included in this current report that address activities, events or developments that the Company is preparing for, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. Examples of forward-looking statements include, but are not limited to, the timing of the Reverse Stock Split, the trading of the Company’s Common Stock following the Reverse Stock Split, the Company’s plans to deregister its Common Stock under the Exchange Act, and the related matters described above. These statements are based on certain assumptions made by the Company based on management’s experience, expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Forward-looking statements are not guarantees of performance. Although the Company believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections.

For additional information regarding known material factors that could cause our actual results to differ materially from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Investors should carefully consider the risk factors included in our filings, and should keep in mind the cautionary statements in this current report and in our filings with the SEC.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Change to Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO-STIM ENERGY SOLUTIONS, INC.

February 14, 2019	By:	/s/ Alexander Nickolatos
	Name:	Alexander Nickolatos
	Title:	Interim President and Chief Executive Officer